RELATED PARTIES TRANSACTIONS	12 Months Ended
Dec. 31, 2014
RELATED PARTIES TRANSACTIONS
RELATED PARTIES TRANSACTIONS

18. RELATED PARTIES TRANSACTIONS

Crawford/Enterprise

In March 2012, the Company entered into a global affiliation agreement with Enterprise Holdings (China) LLC (“Enterprise China”). Enterprise China is an affiliate of Enterprise Holdings, Inc, a subsidiary of Crawford Group, Inc. (“Crawford”). Crawford is a holder of the Company’s Class A, Series D and Series E Shares. Pursuant to the global affiliation agreement, the Company and Enterprise China are to direct certain rental referrals to each other via their respective websites, and for each referral received, the Company is liable for a contractually specified amount of referral fees payable to Enterprise China, and vice versa. The Company records referral fees payable to Enterprise China as sales and marketing expenses, and referral fees received as other operating income. Transactions incurred under this arrangement were immaterial for the periods presented.

Under the Additional Series E Preferred Share purchase agreement dated April 16, 2014, Crawford Group Inc. purchased 1,764,055 Series E Preferred Shares for US$9,702,299.

On October 31, 2014, Crawford exercised all of the 1,500,000 warrants (note 13) to purchase 1,500,000 common shares at a per share purchase price of US$5.50 for a total consideration of US$8,249,993(RMB50,705,282).

Ctrip

Under the Additional Series E Preferred Share purchase agreement dated April 16, 2014, Ctrip Investment Holding Ltd. (‘‘Ctrip’’) purchased 2,368,193 Series E Preferred Shares for US$13,025,062. As part of the Additional Series E share purchase agreement, upon the Company’s written request in connection with a proposed initial public offering, Ctrip shall be obligated to subscribe for the Company’s common shares (i) in an exempt private placement or (ii) in an exempt Regulations S offering. Each of Ctrip and the Company agrees that the purchase price of the common shares in connection with such investment shall be the initial public offering price, and such subscription shall be consummated concurrently with the closing of the initial public offering.

In 2014, the Company also entered into certain service agreements with Ctrip for car rental and car services referrals. Pursuant to these service agreements, the Company pays a fixed percentage of car rental or car services rates from successful car referrals as commissions to Ctrip. Transactions incurred under these services agreements were immaterial for the periods presented.

On October 14, 2014, the Company entered into a subscription agreement with Ctrip, pursuant to which Ctrip purchased from the Company 1,666,666 Class A common shares at US$6.00 per Class A common share in a private placement concurrent with the closing of the Company’s initial public offering.

On October 30, 2014, the Company entered into a framework loan facility agreement with Ctrip Travel, an affiliate of Ctrip, pursuant to which Ctrip Travel agreed to extend, through entrusted bank loans, an aggregate amount of RMB300 million loan facility to the Company on or prior to December 31, 2014. The loan facility has a term of three years and bears an interest rate of 8% per annum payable on a quarterly basis. As current PRC government regulations do not permit direct lending between companies, inter-company loan is typically implemented through a loan entrustment agreement where a bank is used as an intermediary agent. As of December 31, 2014, the Company had not drawn down any loan under such framework loan facility agreement and the framework loan facility agreement expired on December 31, 2014.